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                                                                   Exhibit 10.11

                        PREMIER ENTERTAINMENT BILOXI LLC
                          PLEDGE AND SECURITY AGREEMENT
                           (PLEDGED EQUITY INTERESTS)

                          Dated as of January 23, 2004


                                      among


                                    GAR, LLC,
                    a Mississippi limited liability company,


                          AA CAPITAL EQUITY FUND, L.P.,
                         a Delaware limited partnership,


                   AA CAPITAL BILOXI CO-INVESTMENT FUND, L.P.,
                         a Delaware limited partnership,


                                       and


                         U.S. BANK NATIONAL ASSOCIATION,
                   a national banking association, as Trustee

                                                               EXECUTION VERSION

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                                TABLE OF CONTENTS

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                                                                                                 PAGE
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1.    DEFINITIONS...................................................................................2
2.    ASSIGNMENT, PLEDGE AND GRANT OF SECURITY INTEREST.............................................3
3.    OBLIGATIONS SECURED...........................................................................4
4.    EVENTS OF DEFAULT.............................................................................4
5.    REPRESENTATIONS AND WARRANTIES OF PLEDGORS....................................................4
6.    COVENANTS OF PLEDGORS.........................................................................7
7.    REMEDIES UPON EVENT OF DEFAULT................................................................9
8.    REMEDIES CUMULATIVE; DELAY NOT WAIVER........................................................10
9.    APPLICATION OF PROCEEDS......................................................................11
10.     CERTAIN CONSENTS AND WAIVERS...............................................................11
11.     PREMIER'S CONSENT..........................................................................13
12.     ATTORNEY-IN-FACT...........................................................................13
13.     PERFECTION; FURTHER ASSURANCES.............................................................13
14.     LIMITATIONS ON OBLIGATIONS.................................................................15
15.     PLACE OF BUSINESS; LOCATION OF RECORDS.....................................................15
16.     CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF FIRST MORTGAGE NOTES..............15
17.     TERMINATION OF SECURITY INTEREST...........................................................15
18.     SECURITY INTEREST ABSOLUTE.................................................................15
19.     ABSENCE OF FIDUCIARY RELATIONSHIP..........................................................16
20.     LIMITATION ON DUTY OF THE TRUSTEE WITH RESPECT TO THE COLLATERAL...........................16
21.     LIABILITY..................................................................................16
22.     AMENDMENTS; WAIVERS; CONSENTS..............................................................17
23.     NOTICES....................................................................................17
24.     FINANCIAL STATUS...........................................................................18
25.     MODIFICATION OF OBLIGATIONS................................................................18
26.     DELIVERY OF COLLATERAL.....................................................................19
27.     REGARDING THE TRUSTEE......................................................................20
28.     GOVERNING LAW..............................................................................20
29.     REINSTATEMENT..............................................................................20
30.     SEVERABILITY...............................................................................20
31.     SURVIVAL OF PROVISIONS.....................................................................20
32.     HEADINGS DESCRIPTIVE.......................................................................20
33.     ENTIRE AGREEMENT...........................................................................20
34.     COUNTERPARTS...............................................................................21
35.     ATTORNEYS' FEES............................................................................21
36.     CONSENT TO JURISDICTION....................................................................21
37.     WAIVER OF JURY TRIAL.......................................................................21
38.     CONSENT OF HARD ROCK STP AND HARD ROCK LICENSING...........................................21
39.     GAMING LAWS................................................................................22
40.     SEVERAL OBLIGATIONS, NOT JOINT OR JOINT AND SEVERAL........................................22

                                                               EXECUTION VERSION

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                                    EXHIBITS

Exhibit A:         Ownership Structure
Exhibit B-1:       Ownership Power (GAR, LLC)
Exhibit B-2:       Ownership Power (AA CAPITAL EQUITY FUND, L.P.)
Exhibit B-3:       Ownership Power (AA CAPITAL BILOXI CO-INVESTMENT FUND, L.P.)
Exhibit C:         Form of Agreement to be Bound

                                                               EXECUTION VERSION

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                        PREMIER ENTERTAINMENT BILOXI LLC
                          PLEDGE AND SECURITY AGREEMENT
                           (PLEDGED EQUITY INTERESTS)

          This PREMIER ENTERTAINMENT BILOXI LLC PLEDGE AND SECURITY AGREEMENT (PLEDGED EQUITY INTERESTS) (as amended, supplemented, restated or otherwise modified from time to time, this "AGREEMENT"), dated as of January 23, 2004, is entered into by and among AA CAPITAL BILOXI CO-INVESTMENT FUND, L.P., a Delaware limited partnership ("AA CAPITAL BILOXI") and AA CAPITAL EQUITY FUND, L.P., a Delaware limited partnership ("AA CAPITAL EQUITY" and collectively with AA Capital Biloxi, "AA CAPITAL"), GAR, LLC, a Mississippi limited liability company ("GAR" and collectively with AA Capital Equity and AA Capital Biloxi, the "PLEDGORS"), PREMIER ENTERTAINMENT BILOXI LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company ("PREMIER"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (the "TRUSTEE"), for the benefit of the holders from time to time (the "NOTEHOLDERS") of the First Mortgage Notes (as defined below).

                                    RECITALS

     A. FACILITY. Premier proposes to develop, construct and operate the Hard Rock Hotel & Casino Biloxi, a full service gaming, hotel and entertainment resort and certain related amenities to be developed upon approximately 8.5 acres along the Mississippi Gulf Coast in Biloxi, Mississippi (the "FACILITY").

     B. PLEDGORS. The Pledgors are the sole members of Premier pursuant to that certain Limited Liability Company Operating Agreement of Premier Entertainment Biloxi LLC, dated as of January 23, 2004 (the "CONSTITUENT AGREEMENT"), and are holding the membership interests listed in Exhibit A attached hereto.

     C. FIRST MORTGAGE NOTES. Concurrently herewith, Premier is entering into that certain Indenture, dated as of even date herewith (as amended, modified or supplemented from time to time, the "INDENTURE") among Premier, Premier Finance Biloxi Corp., a Delaware corporation ("PFC," jointly and severally with Premier, the "ISSUER") and the Trustee, pursuant to which the Issuer shall issue $160,000,000 aggregate principal amount of its 10 3/4% First Mortgage Notes due 2012 (together with all other notes issued under the Indenture, including all notes issued in exchange or replacement thereof, the "FIRST MORTGAGE NOTES"), to finance Project Costs. Each of the Pledgors and Premier acknowledges that it will derive substantial direct and indirect benefits from the issuance of First Mortgage Notes pursuant to the Indenture.

     D. USE OF PROCEEDS. Premier will use the net proceeds from the sale of the First Mortgage Notes, together with the net proceeds from the Subordinated
Note issued concurrently therewith, to pay (among other things) Project Costs associated with the design, development, equipping, construction, pre-opening and operation of the Facility.

     E. PURPOSE. In order to secure the payment and performance by the Issuer of all of its covenants, agreements and obligations under the First Mortgage Notes, the Trustee (on behalf of the Noteholders) requires that the Issuer shall have executed this Agreement.

                                                               EXECUTION VERSION

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                                    AGREEMENT

     In consideration of the promises contained herein, and as a material inducement to the purchase of the First Mortgage Notes by the Noteholders, the Issuer and each Pledgor hereby agree with the Trustee, for the benefit of the Noteholders, as follows:

     1.   DEFINITIONS.

          1.1    "CAFE LEASE AGREEMENT" means that certain Lease Agreement
(Cafe) dated as of December 30, 2003 between Hard Rock STP, as leasee, and Premier, as lessor.

          1.2 "HARD ROCK DOCUMENTS" means collectively the License Agreement, Memorabilia Lease, Cafe Lease Agreement and Retail Store Lease Agreement.

          1.3 "LICENSE AGREEMENT" means that certain License Agreement dated as of May 16, 2003 between Hard Rock Licensing, Inc., as licensor, and Premier, as licensee.

          1.4 "LICENSE PLEDGE" means that certain Pledge and Security Agreement dated as of January 23, 2004, among Premier, PFC and the Trustee for the benefit of the Noteholders.

          1.5 "PLEDGE PROVISIONS" means (i) the terms and conditions of the Consent and Acknowledgement Agreement, the Subordination Non-Disturbance and Attornment Agreement for the Cafe Lease Agreement and the Subordination Non-Disturbance and Attornment for the Retail Store Lease Agreement, and (ii) the appropriate provisions of the Hard Rock Documents governing (a) the pledge of the rights created therein as collateral for any loan arising from or related to the Facility, or (b) the assignment or other transfer of Premier's interest in the applicable Hard Rock Document(s), including, but not limited to, Sections 16 and 24 of the License Agreement, Section 19(B) of the Memorabilia Lease,
Section 29 of the Cafe Lease Agreement and Section 29 of the Retail Store Lease Agreement.

          1.6 "RETAIL STORE LEASE AGREEMENT" means that certain Lease Agreement (Retail Store) dated as of December 30, 2003 between Hard Rock STP, as leasee, and Premier, as lessor.

          1.7 "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          1.8 All capitalized terms used, but not otherwise defined herein, shall have the meanings provided in the Indenture. The rules of interpretation contained in the Indenture shall apply to this Agreement.

     2.   ASSIGNMENT, PLEDGE AND GRANT OF SECURITY INTEREST.

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          2.1    To secure the timely payment and performance of the Obligations
(as defined below), each Pledgor hereby collaterally assigns and pledges to the Trustee for the benefit of the Noteholders, and grants to the Trustee for the benefit the Noteholders a security interest in all the estate, right, title and interest of such Pledgor, now owned or hereafter acquired, in, to and under any and all of the following (the "COLLATERAL"):

                 Any and all of such Pledgor's limited liability company interest(s), whether now owned or subsequently acquired, in Premier, including, without limitation, the certificates representing such interest(s) and such Pledgor's share of (i) all rights to receive all income, gain, profit, loss or other items allocated or distributed to such Pledgor under the Constituent Agreement; (ii) all rights to receive all income, profit or other distributions of any nature whatsoever by Premier with respect to such interest(s); (iii) all of such Pledgor's capital or ownership interest, including capital accounts, in Premier, and all accounts, deposits or credits of any kind with Premier; (iv) all of such Pledgor's voting rights in or rights to control or direct the affairs of Premier; (v) all of such Pledgor's right, title and interest in Premier, in or to any and all of Premier's assets or properties; (vi) all other right, title and interest in or to Premier, as such rights are derived from such Pledgor's interest in Premier; (vii) all claims of such Pledgor for damages arising out of or for breach of or default relating to the Collateral; (viii) all rights of such Pledgor to terminate, amend, supplement, modify or waive performance under the Constituent Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder; and (ix) all proceeds of any of the above.

          2.2 Subject to Pledge Provisions, if any default by any Pledgor under the Constituent Agreement (a "CONSTITUENT AGREEMENT DEFAULT") shall occur, the Trustee shall, at its option, be permitted (but shall not be obligated) after the occurrence and during the continuance of an Event of Default to remedy any such Constituent Agreement Default by giving written notice of such intent to Premier and each Pledgor. The Trustee shall have a period of 60 days after giving such notice in which to cure such Constituent Agreement Default. In the event that any such Constituent Agreement Default (except monetary defaults) shall not be reasonably curable within such sixty-day period, neither Premier nor any Person acting on behalf of Premier shall exercise any remedies thereunder if the Trustee shall, within such 60-day period, initiate action to cure such Constituent Agreement Default and proceed diligently to the curing thereof within 120 days after giving written notice of a Constituent Agreement Default. Any cure by the Trustee of a Constituent Agreement Default shall not be construed as an assumption by the Trustee or any of the Noteholders of any obligations, covenants or agreements of any Pledgor under the Constituent Agreement, and neither the Trustee nor any of the Noteholders shall be liable for any action taken pursuant to this Section 2.2 to cure any such Constituent Agreement Default. This Agreement shall not be deemed to release or to affect in any way the obligations of any Pledgor under the Constituent Agreement.

          2.3 A copy of this Agreement shall constitute reasonable proof that collateral assignment of the Collateral to the Trustee has been made to secure timely payment and performance of the Obligations.

          2.4 Any purchase money obligation created by the Transaction Documents shall continue even after the Financing Documents have been amended, supplemented, modified, restated, refinanced, consolidated or restructured. In addition, to the extent proceeds of the First

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Mortgage Notes may have been used to finance or refinance any asset, the parties intend for the Trustee to have a related purchase money security interest in connection therewith.

          2.5 Unless and until an Event of Default occurs and the Trustee notifies the Pledgors in writing that such rights to vote shall cease during the continuance of such Event of Default, the Pledgors shall be entitled to vote, if and as applicable, and exercise any other consensual rights (or managerial rights, if and as applicable) pertaining to any and all of the Collateral; provided; however, that no vote shall be cast or any action taken by Pledgors which would violate or be inconsistent with any of the terms of this Agreement or the Indenture, or which would authorize or effect actions prohibited under the terms of this Agreement or the Indenture.

          2.6 All certificates or instruments from time to time representing or evidencing the Collateral shall be delivered to and held by or on behalf of Trustee pursuant hereto (including any new or replacement certificates or instruments issued from time to time). All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance acceptable to Trustee. Subject to Pledge Provisions, Trustee shall have the right, at any time in its discretion and without prior notice to the Pledgors, following the occurrence and during the continuation of an Event of Default, to transfer to or to register in the name of Trustee or any of its nominees any or all of the Collateral and to exchange certificates or instruments representing or evidencing such Collateral for certificates or instruments of smaller or larger denominations; provided that Trustee shall promptly notify the Pledgors of any such transfer or registration; but the failure to provide such notice shall not invalidate the effectiveness of such transfer or registration; provided, further, that once such Event of Default has been cured, Trustee will promptly transfer to or register in the name or cause its nominees to transfer to or register in the name of such Pledgor all such Collateral.

     3. OBLIGATIONS SECURED. Without limiting the generality of the foregoing, this Agreement and all of the Collateral secure the payment and performance when due of all obligations of the Issuer to the Trustee and the Noteholders pursuant to the Financing Documents (the "OBLIGATIONS").

     4. EVENTS OF DEFAULT. The occurrence and continuance of an "Event of Default" (as defined under the Indenture) (each, an "EVENT OF DEFAULT," and collectively the "EVENTS OF DEFAULT"), whatever the reason for such Event of Default, and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall entitle the Trustee to exercise any and all of its rights and remedies hereunder or at law.

     5. REPRESENTATIONS AND WARRANTIES OF PLEDGORS. Each of AA Capital and GAR severally (but not jointly and severally) represents and warrants as follows as of the Closing Date:

          5.1 It has been duly organized and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of its respective jurisidiction, with power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Transaction Documents to which it is a party, and has been duly

                                                               EXECUTION VERSION

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qualified as a foreign limited partnership or limited liability company for the transaction of business and is in good standing under the laws of each jurisdiction in which the conduct of its business or it ownership or leasing of properties requires such qualification.

          5.2 It has the full right, power and authority to execute, deliver and perform this Agreement and to pledge and collaterally assign the Collateral. Since it obtained its ownership interest in Premier, it has (i) taken all necessary action to authorize the execution and delivery of the Constituent Agreement, this Agreement and each other Transaction Document to which Premier is a party; and (ii) duly executed and delivered the Constituent Agreement, this Agreement and each Transaction Document to which Premier is a party, in each case on behalf of Premier. Its execution and delivery of the Transaction Documents to which it respectively is a party, if any, performance of its obligations under the Transaction Documents to which it respectively is a party, if any, the consummation of the transactions contemplated by the Transaction Documents and its compliance with the terms of the Transaction Documents to which it respectively is a party, if any, have been duly authorized by all necessary limited partnership or limited liability company action, as the case may be, on its part and do not and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any Lien (other than those created pursuant to the Collateral Documents) upon any of its properties or assets pursuant to, any agreements, nor will any of the foregoing result in any material violation by it of any applicable laws, statutes, rules, regulations, judgments, orders, writs or decrees of any government, governmental authority, agency or instrumentality or court (collectively, "GOVERNMENTAL ENTITIES"), nor will any of the foregoing result in any violation of the provisions of its organizational documents; it being understood that, as used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder or owner of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness.

          5.3 The Constituent Agreement has been duly authorized, executed and delivered by it, has not been amended or otherwise modified since its date of execution, is in full force and effect, and is binding upon and enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights and by the effect of general equitable principles. There exists no default under the Constituent Agreement by it, or to the best of its knowledge, by any other party thereto.

          5.4 No consent of any other party (including, without limitation, any creditor, shareholder, member or partner of any Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for its pledge of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by it or (ii) for the exercise by the Trustee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as has been obtained or made or as may be required in connection with disposition of any Collateral by laws affecting the offering and sale of securities generally or as may be required by the Mississippi Gaming Commission).

                                                               EXECUTION VERSION

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          5.5    It is the lawful owner of and has full right, title and
interest in and to, its interest(s) in Premier together with the other rights and interests comprising the Collateral described above, to the extent such other rights and interests exist.

          5.6 It has not previously assigned, or granted a security interest in and to, any of its rights under the Constituent Agreement or any of the Collateral except as specifically permitted by the Financing Documents.

          5.7 It has not authenticated and is not aware of any effective financing statement, security agreement or other record similar in effect covering all or any part of the Collateral on file in any recording office, except such as may have been filed pursuant to this Agreement and the other Financing Documents.

          5.8 This Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights and by the effect of general equitable principles. Upon filing the UCC-1 financing statements authenticated by it with respect to the Collateral at the office of the Secretary of State for the State of Delaware and the State of Mississippi, respectively, pursuant to this Agreement, the execution of this Agreement by it and the delivery of the LLC interest certificate and undated ownership power endorsed in blank, the Trustee will have a valid and perfected first priority security interest in the Collateral, securing payment of the Obligations.

          5.9 It is in compliance with its organizational and/or governing documents, any requirement under a governmental approval, and any government rule in each case applicable to or binding upon it or any of its properties or to which it or any of its properties is subject in connection with the Transaction Documents to which it is a party. There is no action, suit, proceeding, inquiry or investigation before or brought by any governmental entity, now pending, or, to its knowledge, threatened, against it or any of its respective properties, which is not disclosed in the Offering Memorandum or which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the Indenture or the performance by it of its obligations hereunder, thereunder or under the First Mortgage Notes or the performance of any Transaction Document by it.

          5.10 AA Capital Equity's identification number with the State of Delaware is DE 3494003. The name of AA Capital Equity is AA Capital Equity Fund, L.P., as indicated in the public records of the State of Delaware. AA Capital Biloxi's identification number with the State of Delaware is DE 3689822. The name of AA Capital Biloxi is AA Capital Biloxi Co-Investment Fund, L.P., as indicated in the public records of the State of Delaware. GAR's identification number with the State of Mississippi is MS 724120. The name of GAR is GAR, LLC as indicated in the public records of the State of Mississippi.

          5.11 The Collateral includes all of the outstanding limited liability company interests of Premier. Except for the Collateral, there are no outstanding options, warrants or other rights to subscribe for or purchase limited liability company interests of Premier, nor any notes, bonds, debentures or other evidences of indebtedness that (1) are at any time convertible into limited liability interests of Premier or (2) have or at any time would have voting rights with respect to Premier.

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     6.   COVENANTS OF PLEDGORS. Each Pledgor severally (but not jointly and severally) covenants and agrees so long as this Agreement is in effect as follows:

          6.1 It shall perform and comply with all obligations and conditions on its part to be performed hereunder, required to be performed under the Constituent Agreement and with respect to the Collateral; provided, if any Pledgor shall fail to perform and comply, the other Pledgor shall be provided a reasonable time period in which to cure such failure or non-compliance not to exceed thirty (30) days.

          6.2 It shall, so long as any Obligations shall be outstanding, defend (at Premier's sole cost and expense) its title to the Collateral and the interest of the Trustee in the Collateral pledged hereunder against the claims and demands of all persons whomsoever.

          6.3 It shall not directly or indirectly create, incur, assume or from and after the Closing Date, suffer to exist any Liens on or with respect to any part of the Collateral (other than the Lien created by this Agreement and other Permitted Liens).

          6.4 It will not file or authorize or authenticate or permit to be filed in any jurisdiction any financing statements under the UCC or any like statement relating to the Collateral in which the Trustee is not named as the sole secured party.

          6.5 Except as permitted by the Indenture, this Agreement or the other Financing Documents, it will not cause, suffer or permit the sale, assignment, conveyance or other transfer of all or any portion of its ownership interest or interests in Premier. As used herein, the transfer of an ownership interest in Premier includes (i) the sale, assignment, pledge, hypothecation, transfer or other disposition (voluntarily or involuntarily, by gift or otherwise, and whether as security or otherwise) of an equity interest in any Person substantially all of the assets of which consist directly or indirectly of an interest in Premier, or (ii) the merger or consolidation of a Person referred to in clause (i), with another Person.

          6.6 Except as permitted by the Indenture and except as to ministerial amendments or modifications, it shall not terminate the Constituent Agreement or modify or amend the Constituent Agreement . in any manner that would or is reasonably likely to adversely affect the Trustee's interests in the Collateral or under this Agreement, without the Trustee's prior written consent obtained in accordance with Section 9.02 of the Indenture. Within fifteen (15) days after entering into any modification or amendment to the Constituent Agreement, the Pledgors shall deliver to the Trustee a true, complete and correct copy of such modification or amendment.

          6.7 It shall give to the Trustee prompt notice of (i) each material demand or notice received or given by it relating to the Constituent Agreement; and (ii) any Default, Event of Default or event which with the giving of notice or the passage of time or both might become an Event of Default (as "Default" and "Event of Default" are defined in the Constituent Agreement) under the Constituent Agreement, whether by Premier, any Pledgor or any other Person, of which it has knowledge or has received written notice.

          6.8 If it, in its capacity as an owner of Premier, receives any income or distribution of money or property of any kind from Premier other than as permitted hereby or by

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                                        7
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the Financing Documents, it shall hold such income or distribution as trustee for and shall deliver the same to the Trustee for deposit and application in accordance with the Financing Documents.

          6.9 It will, at all times, keep accurate and complete records in all material respects of the Collateral. It shall permit representatives of the Trustee, upon reasonable prior written notice, at any time during normal business hours of such Pledgor (without disrupting the business or affairs of Pledgor) to inspect and make abstracts from (at Premier's sole cost and expense) such Pledgor's books and records pertaining to the Collateral. Upon the occurrence and during the continuation of any Event of Default, at the Trustee's request, it shall promptly deliver copies of any and all such records to the Trustee.

          6.10 It shall notify the Trustee within 15 Business Days' of changing the location at which its books and records are kept or state of organization and shall at the expense of Premier execute and deliver, and authorize the filing of, such records, instruments and documents as may be reasonably required by the Trustee to maintain a prior perfected security interest in the Collateral.

          6.11 In the event notification is given to any account debtor of Premier to discharge its obligations by paying the Trustee (under Section 9-406 of the UCC or otherwise), such notification shall be binding until the Trustee gives alternate instructions. It shall not give, provide, authenticate or deliver, nor authorize the giving, provision, authentication or delivery of, alternate instructions unless the Trustee expressly authenticates a record stating that the Obligations have been repaid in full or otherwise expressly authorizes such Pledgor to give alternate instructions. Notwithstanding the foregoing in this Section 6.11, the Trustee is only authorized and permitted to give such notification to an account debtor of Premier after the occurrence and during the continuance of an Event of Default. Under no circumstances shall the Trustee contact or notify any account debtor of either of the Pledgors.

          6.12 It shall not create or permit to be created any additional limited liability company interests in Premier unless: (a) the new members of Premier pledge their limited liability company interests in Premier to the Trustee as provided in this Agreement (including delivery of the certificates representing such membership interests to the Trustee); (b) such new member duly executes and delivers a counterpart signature page to this Agreement and an "Agreement to be Bound" in the form of Exhibit C; (c) a legal opinion from counsel reasonably acceptable to the Trustee and substantially similar to the legal opinions with respect to the Pledgors and this Agreement delivered by the Pledgors on the date hereof, confirming the Trustee has a first priority perfected security interest in the Collateral held by such new members; and (d) the new members have paid, or have caused Premier to pay, the Trustee's attorneys fees and costs in connection therewith; provided, however, that Pledgors may, in addition, assign or sell all or any portion of their respective Collateral to any Affiliate or Related Person as long as (i) such sale is expressly made subject to the security interest created by this Agreement, (ii) the Person which acquires such Collateral, at the time it acquires such Collateral, duly executes and delivers to the Trustee a counterpart signature page to this Agreement and an "Agreement to be Bound" in the form of Exhibit C,
(iii) such sale is made in accordance with the terms and provisions of the Constituent Agreement and, to the extent applicable, the Indenture, (iv) a legal opinion from counsel reasonably acceptable to the Trustee and substantially similar to the legal opinions delivered by the Pledgors on the date hereof, confirming the Trustee has a first priority perfected security interest in the Collateral held by such Affiliate or Related Person, and

                                                               EXECUTION VERSION

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(v) such Pledgor has paid or has caused Premier or the Person who acquires such
Collateral to pay, the Trustee's attorneys fees and costs in connection therewith.

     7.   REMEDIES UPON EVENT OF DEFAULT.

          7.1 Subject to Pledge Provisions, if any Event of Default has occurred and is continuing, the Trustee shall have the right, at its election, but not the obligation, to do any of the following to the extent permitted by applicable law: (i) in connection with any acceleration and foreclosure, vote or exercise any and all of any Pledgor's rights or powers under the Constituent Agreement, including any rights or powers to manage or control Premier; (ii) demand, sue for, collect or receive any money or property at any time payable to or receivable by any Pledgor on account of or in exchange for all or any part of the Collateral; (iii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any Obligations or rights hereunder or included in the Collateral, including specific enforcement of any covenant or agreement contained herein or in the Constituent Agreement, or to foreclose or enforce the security interest in all or any part of the Collateral granted herein, or to enforce any other legal or equitable right vested in it by this Agreement or by law; (iv) sell or otherwise dispose of all or any part of the Collateral or cause all or any part of the Collateral to be sold or otherwise disposed of in one or more sales or transactions, at such prices and in such manner as the Trustee may deem appropriate, and for cash or on credit or for future delivery, without assumption of any credit risk, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except such notice which under applicable law cannot be waived) it being agreed that the Trustee may be a purchaser on behalf of the Noteholders or on its own behalf at any such sale and that the Trustee, any Noteholder or any other Person who may be a bona fide purchaser for value and without notice of any claims of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any equity of redemption, of any Pledgor or Premier, any such demand, notice or right and equity being hereby expressly waived and released; (v) incur expenses, including reasonable attorneys' fees, reasonable consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement; (vi) perform any obligation of any Pledgor hereunder or under the Constituent Agreement; (vii) secure the appointment of a receiver for any Pledgor without notice to Premier or any Pledgor which receiver shall be subject to the prior written approval of Hard Rock Licensing, Inc.; or
(viii) exercise any other or additional rights or remedies granted to a secured party under the UCC. If, pursuant to applicable law, prior notice of any such action is required to be given to any Pledgor or Premier, each Pledgor and Premier hereby acknowledge and agree that the minimum time required by such applicable law, or if no minimum is specified, of 10 Business Days, shall be deemed a reasonable notice period. Notwithstanding the foregoing, in any sale of the Collateral by the Trustee hereunder after and during the continuance of an Event of Default, either (a) all of the Collateral must be sold, (b) all of the Class A Common Units and the Class B Common Units must be sold, or (c) a pro rata portion of the Class A Common Units and the Class B Common Units must be sold).

          7.2 Subject to Pledge Provisions, in addition to the foregoing remedies, the Trustee may, but shall not be obligated to, cure any Event of Default and incur reasonable fees, costs and expenses in doing so, and such fees, costs and expenses shall be reimbursed in accordance with the terms of by the Indenture and the other Financing Documents.

                                                               EXECUTION VERSION

          7.3 All costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Trustee in connection with exercising any remedy provided for herein or at law, curing any Event of Default or any Constituent Agreement Default, performing any of Pledgors' agreements contained herein or after the occurrence and during the continuance of an Event of Default in the Constituent Agreement or in respect of any part of the Collateral shall constitute Obligations secured by this Agreement.

          7.4 So long as no Event of Default has occurred and is continuing, each Pledgor reserves the right to exercise all of its rights under the Constituent Agreement (except as limited by the Financing Documents) and to receive all income and other distributions from the Collateral (except as limited by the Financing Documents). If an Event of Default under the Indenture shall occur and be continuing (a) all payments received by any Pledgor under or in connection with any of the Collateral shall be held by such Pledgor in trust for the Trustee, shall be segregated from other funds of such Pledgor and shall, forthwith upon receipt by such Pledgor, be turned over to the Trustee or its designee in the same form as received by such Pledgor (duly endorsed by such Pledgor to the Trustee, if requested), and (b) any and all such payments so received by the Trustee or its designee (whether from any Pledgor or otherwise) may, in the sole discretion of the Trustee or its designee, be held by the Trustee or such designee as collateral security for, and/or then or at any time thereafter be applied, subject only to the relevant provisions of the Depositary Agreement or as otherwise may be required by applicable law, in whole or in part by the Trustee or its designee in the manner specified in Section 9 hereof.

     8.   REMEDIES CUMULATIVE; DELAY NOT WAIVER.

          8.1 No right, power or remedy herein conferred upon or reserved to the Trustee or the Noteholders is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by the Trustee, may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

          8.2 No delay or omission of the Trustee to exercise any right or power accruing upon the occurrence and during the continuance of any Event of Default as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Agreement may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee.

     9. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of or other realization upon, all or any part of the Collateral shall be applied: FIRST, to all fees, costs and expenses (including reasonable attorneys fees and expenses, and expenses of any other agents or experts deemed by the Trustee to be required or beneficial) incurred by and due and owing to the Trustee and the Trustee with respect to the Indenture, the other Financing Documents or the Collateral Documents; SECOND, to accrued and unpaid interest and premium, if any, on the Obligations (including any interest which, but for

                                                               EXECUTION VERSION
the provisions of the Bankruptcy Code, would have accrued on such amounts); THIRD, to the principal amounts of the Obligations outstanding; FOURTH, to any other Obligations of Premier or any Pledgor owing to the Trustee; FIFTH, so long as the indebtedeness under the Rank Note is then outstanding, to Rank to be applied in accordance with the Rank Note, the Rank Purchase Agreement and the Intercreditor Agreement; and SIXTH, (i) if the Trustee shall have foreclosed upon the pledge of the membership interests in Premier pursuant to the this Agreement, to AA Capital to be distributed in accordance with that certain Equity Agreement entered into among Premier, AA Capital and GAR, dated as of even date herewith, or to the persons legally entitled thereto as directed by a court of competent jurisdiction; and (ii) if the Trustee shall not have foreclosed upon the pledge of the membership interests in Premier pursuant to this Agreement, to Premier or to the persons legally entitled thereto as directed by a court of competent jurisdiction, PROVIDED, HOWEVER, prior to (i) commencement of an action by the Trustee to foreclose on all or any portion of the Collateral, or (ii) the filing of a petition (either voluntary or involuntary) for bankruptcy by the Issuer, the proceeds of any such sale of all or any portion of the Collateral shall be applied first to satisfy the obligations of Premier to Hard Rock Hotel Licensing, Inc., and, thereafter, shall be applied as set forth above.

     10.  CERTAIN CONSENTS AND WAIVERS.

          10.1 Each Pledgor hereby waives, to the maximum extent permitted by applicable law (i) all rights under any law limiting remedies, including recovery of a deficiency, under an obligation secured by a mortgage or deed of trust on real property if the real property is sold under a power of sale contained in the mortgage, and all defenses based on any loss whether as a result of any such sale or otherwise, of such Pledgor's right to recover any amount from Premier or any other Person, whether by right of subrogation or otherwise; (ii) all rights under any law to require the Trustee to pursue Premier or any other Person, any security which the Trustee may hold, or any other remedy before proceeding against such Pledgor; (iii) all rights of reimbursement or subrogation, all rights to enforce any remedy that the Trustee or any Noteholder may have against Premier or any other Person, and all rights to participate in any security held by the Trustee until the Obligations have been paid and the covenants of the Financing Documents have been performed in full; (iv) all rights to require the Trustee to give any notices of any kind, including, without limitation, notices of nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as set forth herein or expressly provided in the Indenture or any other Financing Document; (v) all rights to assert the bankruptcy or insolvency of Premier or any other Person as a defense hereunder or as the basis for rescission hereof; (vi) subject to Section 17 hereof, all rights under any applicable law purporting to reduce such Pledgor's obligations hereunder if the Obligations are reduced; (vii) all defenses based on the disability or lack of authority of Premier or any other Person, the repudiation of the Financing Documents by Premier or any other Person, the failure by the Trustee or any Noteholder to enforce any claim against Premier or any other Person, or the unenforceability in whole or in part of any Financing Documents;
(viii) all suretyship and guarantor's defenses generally; (ix) all rights to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Pledgor of its obligations under, or the enforcement by the Trustee of, this Agreement; and (x) except as otherwise specifically set forth herein, all rights of notice and hearing of any kind prior to the exercise of rights by the Trustee upon the occurrence and during the continuation of

                                                               EXECUTION VERSION
an Event of Default to repossess with judicial process or to replevy, attach or levy upon the Collateral. To the extent permitted by applicable law, such Pledgor waives the posting of any bond otherwise required of the Trustee in connection with any judicial process or proceeding to obtain possession of, replevy, attach, or levy upon the Collateral, to enforce any judgment or other security for the Obligations, to enforce any judgment or other court order entered in favor of the Trustee, or to enforce by specific performance, temporary restraining order, preliminary or permanent injunction, this Agreement or any other agreement or document between such Pledgor, the Trustee and the Noteholders. Each Pledgor further agrees that upon the occurrence and during the continuation of an Event of Default under the Indenture, the Trustee may elect to nonjudicially or judicially foreclose against any real or personal property security it holds for the Obligations or any part thereof, or to exercise any other remedy against Premier or any other Person, any security or any guarantor, even if the effect of that action is to deprive such Pledgor of the right to collect reimbursement from Premier or any other Person for any sums paid by such Pledgor to the Trustee or any Bank.

          10.2 Subject to Pledge Provisions, if the Trustee shall, under applicable law, proceed to realize the benefits of the Secured Parties under any of the Financing Documents giving the Trustee a Lien upon any Collateral, whether owned by Premier or by any other Person, either by judicial foreclosure or by nonjudicial sale or enforcement, the Trustee may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of the rights and remedies of the Trustee under this Agreement. If, in the exercise of any of such rights and remedies, the Trustee shall forfeit any of its rights or remedies, including any right to enter a deficiency judgment against Premier or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Pledgor hereby consents to such action by the Trustee and, to the extent permitted by applicable law, waives any claim based upon such action, even if such action by the Trustee shall result in a full or partial loss of any rights of subrogation, indemnification or reimbursement which such Pledgor might otherwise have had but for such action by the Trustee or the terms herein. Any election of remedies which results in the denial or impairment of the right of the Trustee to seek a deficiency judgment against any of the parties to any of the Financing Documents or Collateral Documents shall not, to the extent permitted by applicable law, impair any Pledgor's pledge or obligations hereunder. In the event the Trustee shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Financing Documents, the Trustee may bid all or less than the amount of the Obligations. To the extent permitted by applicable law, the amount of the successful bid at any such sale, whether the Trustee or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations.

     11. PREMIER'S CONSENT. Premier hereby consents to the collateral assignment of and grant of a security interest in the Collateral to the Trustee, for the benefit of the Secured Parties, and to the exercise by the Trustee of all rights and powers assigned or delegated to the Trustee by any Pledgor hereunder, including, without limitation, the rights during the existence of an Event of Default to exercise such Pledgor's voting rights and other rights under the Constituent Agreement to manage or control Premier.

     12. ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably constitutes and appoints the Trustee its true and lawful attorney-in-fact with full power and authority in the place and stead of

                                                               EXECUTION VERSION
such Pledgor and in the name of such Pledgor, the Trustee or otherwise, from time to time after the occurrence of and during the continuance of an Event of Default in the Trustee's discretion to take any action and to execute any instrument (all at the sole cost and expense of Premier) to enforce all rights of such Pledgor with respect to the Collateral, including, without limitation, the right to ask, require, demand, receive and give acquittance for any and all moneys and claims for money due and to become due under or arising out of the Collateral; to elect remedies thereunder, to endorse any checks or other instruments or orders in connection therewith; to vote, demand, receive and enforce such Pledgor's rights with respect to the Collateral; to give appropriate receipts, releases and satisfactions for and on behalf of and in the name of such Pledgor or, at the option of the Trustee, in the name of the Trustee, solely in connection with the Collateral, with the same force and effect as such Pledgor could do if this Agreement had not been made; and to file any claims or take any action or institute any proceedings in connection therewith which the Trustee may reasonably deem to be necessary or advisable; provided, however, the Trustee shall not exercise such rights unless upon the occurrence and during the continuation of an Event of Default. This power of attorney is a power coupled with an interest and shall be irrevocable.

     13.  PERFECTION; FURTHER ASSURANCES.

          13.1 Each Pledgor agrees that from time to time, at the sole expense of Premier, each Pledgor shall promptly execute and deliver all records, instruments and documents, and take all action, that may be reasonably necessary, or that the Trustee may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor shall (i) deliver the Collateral or any part thereof to the Trustee, as the Trustee may reasonably request, accompanied by such duly executed records of transfer or assignment as the Trustee may reasonably request, and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other records, instruments, documents, endorsements or notices, as may be reasonably necessary or as the Trustee may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

          13.2 Each Pledgor hereby authorizes the Trustee to file one or more financing or continuation statements and other records with respect to all or any part of the Collateral (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of such Pledgor, in such form and in such offices as the Trustee reasonably determines appropriate, to perfect or maintain the perfection of the security interest of the Trustee hereunder. Each Pledgor acknowledges and agrees that it is not authorized to, and will not, authenticate or file, or authorize the filing of, any financing statements or other record with respect to the Collateral (including any amendments thereto, or continuation or termination statements thereof) except as permitted by the Indenture, without the prior written approval and authorization by the Trustee, consenting to the form and substance of such filing or record. Each Pledgor approves and ratifies any filing or recording of records made by or on behalf of the Trustee in connection with the perfection of the security interest in favor of the Trustee in the Collateral

                                                               EXECUTION VERSION

          13.3 Each Pledgor shall, promptly upon reasonable request, and at the sole cost of Premier, provide to the Trustee all information and evidence it may reasonably request concerning the Collateral to enable the Trustee to enforce the provisions of this Agreement.

          13.4 Premier shall pay all filing, registration and recording fees and all refiling, re-registration and re-recording fees, and all reasonable expenses incident to the execution or authentication and acknowledgment of this Agreement, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto, any financing statements, and any instruments of further assurance.

          13.5 Without the prior written consent of the Trustee, to the extent either Pledgor may do so under applicable law, each Pledgor, for itself, its successors and assigns, agrees that it shall not cast any vote as an owner in Premier for so long as the Obligations remain unpaid (i) in favor of the commencement of a voluntary case or other proceeding seeking liquidation, reorganization, rehabilitation or other relief with respect to Premier or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the owners of Premier or any substantial part of Premier's property, (ii) to authorize Premier to consent to any such aforesaid relief or to the appointment of or taking possession by any such aforesaid official in an involuntary case or other proceeding commenced against Premier or (iii) to authorize Premier to make a general assignment for the benefit of creditors.

          13.6 Each Pledgor will take all commercially reasonable actions within its power to obtain like title to and the right to pledge any other property at any time hereafter pledged by it to the Trustee as Collateral hereunder, if any.

          13.7 Each Pledgor will pay, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments and other governmental or non-governmental charges or levies (other than those taxes that it is contesting in good faith and by appropriate proceedings, and in respect of which it has established adequate, reserves for such taxes) now or hereafter assessed, levied against the Collateral pledged by it hereunder (or against the Collateral in which such Pledgor has granted to the Trustee a security interest of first priority) or upon the Liens for taxes and assessments not then delinquent or subject to a contest and shall retain copies of, and, upon reasonable prior written request, permit the Trustee or any Noteholder to examine receipts showing payment of any of the foregoing.

     14. LIMITATIONS ON OBLIGATIONS. Anything herein to the contrary notwithstanding, each Pledgor shall remain liable under any Transaction Document to which it is a party, if any, to the extent set forth therein to perform all of its duties and obligations thereunder, to the same extent as if this Agreement had not been executed. The exercise by the Trustee of any of the rights or remedies hereunder shall not release any Pledgor from any of its duties or obligations under any Transaction Document to which it is a party, if any.

     15. PLACE OF BUSINESS; LOCATION OF RECORDS. Unless the Trustee is otherwise notified under Section 6.10, GAR's state of organization is and will be the State of Mississippi, AA Capital Equity's state of organization is and will be the State of Delaware, and AA Capital Biloxi's state of organization is and will be the State of Delaware, and all records of any Pledgor

                                                               EXECUTION VERSION
concerning the Collateral are and will be, located at, and the mailing address of such Pledgor is the address set forth in Section 23 hereof with respect to such Pledgor.

     16. CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF FIRST MORTGAGE NOTES. This Agreement shall create a continuing pledge and collateral assignment of and security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations (other than those contingent obligations that are intended to survive the termination of this Agreement); (b) be binding upon Premier, each Pledgor, and their respective successors and assigns; and (c) inure, together with the rights and remedies of the Trustee, to the benefit of the Trustee, the Noteholders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, the Trustee or the Noteholders may assign or otherwise transfer all or any part of or interest in the First Mortgage Notes or other evidence of indebtedness held by them to any other Person to the extent permitted by and in accordance with the Indenture, and such other Person shall thereupon become vested with all or an appropriate part of the benefits in respect thereof granted to the Trustee for the benefit of the Noteholders herein or otherwise. The release of the security interest in any or all of the Collateral, the taking or acceptance of additional security, or the resort by the Trustee to any security it may have in any order it may deem appropriate, shall not affect the liability of any obligor on the indebtedness secured hereby.

     17. TERMINATION OF SECURITY INTEREST. In the case of a refinancing of the Obligations, upon the payment and performance in full of the Obligations (other than those contingent obligations that are intended to survive the termination of this Agreement), and otherwise upon the indefeasible payment and performance in full of the Obligations (other than those contingent obligations that are intended to survive the termination of this Agreement), this Agreement and the security interest and all other rights granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors respectively. Upon any such termination, the Trustee will return all certificates evidencing ownership interests in Premier, and all ownership powers executed hereunder, to the Pledgors and will, at Premier's sole cost and expense, authenticate and, subject to Section 26 hereof, deliver to the Pledgors such records (including, without limitation, UCC-3 termination statements) as Premier or any Pledgor shall reasonably request to evidence such termination.

     18. SECURITY INTEREST ABSOLUTE. All rights of the Trustee and the Noteholders and the security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

          18.1 Any lack of validity or enforceability of the Indenture, any other Financing Document or any other agreement or instrument relating thereto;

          18.2 Any change in the time, manner or place of payment of, or in any other term of the Obligations (including any increase in the amount thereof), or any other amendment or waiver of or any consent to any departure from the Indenture or any other Financing Document;

          18.3 Any exchange, surrender, release or non-perfection of any Collateral, or any release, amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

                                                               EXECUTION VERSION

          18.4   Any bankruptcy or insolvency of any Pledgor or any other
Person; or

          18.5 Any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

     19. ABSENCE OF FIDUCIARY RELATIONSHIP. The Trustee undertakes to perform or to observe only such of its agreements and obligations as are specifically set forth in this Agreement or any other Collateral Document, and no implied agreements, covenants or obligations with respect to any Pledgor or any other party to the Indenture or any other Transaction Document to which any Pledgor is a party shall be read into this Agreement against the Trustee or any of the Noteholders; neither the Trustee, nor any of the Noteholders in its and their capacity as such is a fiduciary of and shall not owe or be deemed to owe any fiduciary duty to any Pledgor or any other party to any Transaction Document to which such Pledgor is a party, except as otherwise specifically required by law.

     20. LIMITATION ON DUTY OF THE TRUSTEE WITH RESPECT TO THE COLLATERAL. The powers conferred on the Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Trustee shall have no duty with respect to any Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equivalent to that which the Trustee accords its own property, it being expressly agreed, to the maximum extent permitted by applicable law, that neither Trustee nor any Noteholder shall have the responsibility for (a) taking any necessary steps to preserve rights against any parties with respect to any Collateral, but the Trustee may do so and all expenses incurred in connection therewith shall be part of the Obligations or (b) taking any action to protect against any diminution in value of the Collateral.

     21. LIABILITY. Recourse against each Pledgor and its Affiliates, members, partners, stockholders, officers, directors and employees under this Agreement shall be limited to the extent provided in Section 11.07 of the Indenture. NOTWITHSTANDING THE FOREGOING OR ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, THE TRUSTEE'S RIGHTS PURSUANT TO THIS AGREEMENT ARE EXPRESSLY LIMITED TO THE COLLATERAL PLEDGED HEREUNDER AND THE TRUSTEE'S SOLE RECOURSE WITH RESPECT TO EITHER OF THE PLEDGORS TO SATISFY THE OBLIGATIONS SECURED HEREBY SHALL BE TO EXERCISE REMEDIES WITH RESPECT TO THE COLLATERAL ONLY. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NEITHER OF THE PLEDGORS SHALL BE LIABLE FOR ANY DEFICIENCY IF THE PROCEEDS OF ANY DISPOSITION OF THE COLLATERAL PLEDGED HEREBY IS INSUFFICIENT TO SATISFY THE OBLIGATIONS SECURED HEREBY. Neither Pledgor shall have any personal liability under this Agreement or any other instrument, document or agreement entered into or delivered in connection with this Agreement and the transactions contemplated hereby (collectively, the "Transaction Documents") and no recourse for the payment of any amount due under this Agreement, for the Obligations secured hereby, or for any claim arising out of this Agreement or any other Transaction Document, whether for failure to pay, perform or discharge any monetary or non-monetary obligation, breaches of representations, warranties or covenants, the occurrence of defaults, or otherwise, shall be due or owing, or had or recoverable against or from, either Pledgor or any past, present

                                                               EXECUTION VERSION
or future member, partner, shareholder, manager, director, officer, employee, agent, or Affiliate of either Pledgor or Issuer (or any successor or assign thereof).

     22. AMENDMENTS; WAIVERS; CONSENTS. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Pledgor therefrom, shall in any event be effective without the written concurrence of the Trustee, Premier and each Pledgor.

     23. NOTICES. All notices required or permitted under the terms and provisions hereof shall be in writing and any such notice shall be effective if given in accordance with the provisions of Section 14.03 of the Indenture. Notices to the Trustee or Premier may be given at the address set forth in such
Section 14.03 of the Indenture. Notices to any Pledgor may be given at the following address:

          AA CAPITAL

          AA Capital Equity Fund, L.P.
          10 South LaSalle Street, Suite 3712
          Chicago, IL 60603
          Attn: Mr. Charles L. Wall Jr., Managing Director,
          Telephone: 312-419-4783

          AA Capital Biloxi Co-Investment Fund, L.P.
          10 South LaSalle Street, Suite 3712
          Chicago, IL 60603
          Attn: Mr. Charles L. Wall Jr., Managing Director,
          Telephone: 312-419-4783

          with a copy to:

          Duane Morris LLP
          227 West Monroe, Suite 3400
          Chicago, IL 60606
          Attn: Brian P. Kerwin, Esq.
          Telephone: 312-499-6737
          Facsimile: 312-499-6701

          GAR, LLC

          GAR, LLC
          11400 Reichold Road
          Gulfport, Mississippi  39503
          Attn:  Mr. Roy Anderson, III, Member
          Telephone: 228-896-4000
          Facsimile: 228-896-4078

                                                               EXECUTION VERSION

          With Copy to:

          Balch & Bingham LLP
          1310 Twenty-Fifth Avenue
          (Post Office Box 130)
          Gulfport, Mississippi 39501 (39502-0130)
          Attn: Ricky J. Cox, Esquire
          Telephone: 228-214-0411
          Facsimile: 888-506-8674

     24. FINANCIAL STATUS. Each Pledgor hereby assumes responsibility for keeping itself informed of the financial condition of Premier, and any and all endorsers of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal. Each Pledgor hereby agrees that the Trustee shall have no duty to advise such Pledgor of information known to the Trustee regarding such condition or any such circumstances or of any changes or potential changes affecting the Collateral. In the event the Trustee, in its discretion, undertakes at any time or from time to time to provide any such information to any Pledgor, the Trustee shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, or reasonable commercial lending practices or (ii) to make any other or future disclosure of such information to any other information to such Pledgor.

     25. MODIFICATION OF OBLIGATIONS. If the Trustee shall at any time or from time to time, with or without the consent of, or notice to, any Pledgor:

          25.1 Change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Obligations;

          25.2 Take any action under or in respect of the Financing Documents in the exercise of any remedy, power or privilege contained therein or available at law, equity or otherwise, or waive or refrain from exercising any such remedies, power or privileges;

          25.3   Amend or modify, in any manner whatsoever, the Financing
Documents;

          25.4 Extend or waive the time for such Pledgor's, or any other Person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Financing Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

          25.5 Take and hold security or collateral for the payment of the Obligations, or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Trustee has been granted a Lien, to secure any indebtedness associated with the Financing Documents of such Pledgor or any other Person to the Trustee;

          25.6 Release or limit the liability of anyone who may be liable in any manner for the payment of any amounts under the Financing Documents owed by such Pledgor or any other Person to the Trustee;

                                                               EXECUTION VERSION

          25.7 Modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of such Pledgor, any Affiliate or any other Person are subordinated to the claims of the Trustee under the Financing Documents; or

          25.8 Apply any sums by whomever paid or however realized to any amounts owing pursuant to the Financing Documents by Premier or any other obligor to the Trustee in such manner as the Trustee shall determine in its discretion in accordance with the Financing Documents;

then, subject to Section 16 hereof, neither the Trustee nor any Noteholder shall incur any liability to any Pledgor pursuant hereto as a result thereof and no such action shall impair or release the obligations of such Pledgor under this Agreement.

     26. DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably acceptable to the Trustee. The Trustee shall have the right, at any time in its discretion and without prior notice to any Pledgor, following the occurrence and during the continuation of an Event of Default, to transfer to or to register in the name of the Trustee or any of its nominees any or all of the Collateral and to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations; PROVIDED that the Trustee shall promptly notify each Pledgor of any such transfer or registration; but the failure to provide such notice shall not invalidate the effectiveness of such transfer or registration; PROVIDED, FURTHER, subject to Pledge Provisions, that once such Event of Default has been cured, the Trustee will promptly transfer to or register in the name or cause its nominees to transfer to or register in the name of each Pledgor all such Collateral. In furtherance of the foregoing, each Pledgor shall further execute and deliver to the Trustee an ownership power in the form of Exhibits B-1, B-2 and B-3 attached hereto with respect to the ownership interest(s) of Premier owned by each Pledgor that are represented by certificates or other instruments.

     27. REGARDING THE TRUSTEE. The Trustee shall be afforded all of the rights, powers, protections, immunities and indemnities set forth in Article 2 of that certain Security Agreement dated as of the date hereof between each Pledgor and the Trustee as if the same were specifically set forth herein.

     28. GOVERNING LAW. This Agreement, including all matters of construction, validity, performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this Agreement in or upon the Collateral shall be governed by the laws of the state of New York, without reference to conflicts of law (other than Section 5-1401 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the lien and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are mandatorily governed by the laws of a jurisdiction other than the state of New York.

                                                               EXECUTION VERSION

     29. REINSTATEMENT. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Trustee in respect of the Obligations is rescinded or must otherwise be restored or returned by the Trustee upon the insolvency, bankruptcy, reorganization, liquidation of any Pledgor or upon the dissolution of, or appointment of any intervenor or conservator of, or trustee or similar official for, such Pledgor or Premier or any substantial part of Premier's assets, or otherwise, all as though such payments had not been made.

     30. SEVERABILITY. In case any provision in the Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     31. SURVIVAL OF PROVISIONS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the Indenture and the issuance of the First Mortgage Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements, representations and warranties of each Pledgor set forth herein shall terminate only upon payment of the Obligations (other than those contingent obligations that are intended to survive the termination of this Agreement), and the termination of all other obligations (other than those contingent obligations that are intended to survive the termination of this Agreement) of the Noteholders under the Financing Documents. For the avoidance of doubt, all representations, warranties and certifications shall only be made on the Closing Date unless otherwise expressly provided in this Agreement.

     32. HEADINGS DESCRIPTIVE. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     33. ENTIRE AGREEMENT. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. This Agreement supercedes all oral negotiations and prior writings in respect of the subject matter hereof.

     34. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

     35. ATTORNEYS' FEES. In the event any legal action or proceeding (including, without limitation, any of the remedies provided for herein or at law) is commenced to enforce or interpret this Agreement or any provision thereof Premier shall indemnify the Trustee for its reasonable attorneys' fees and other costs and expenses incurred therein, and if a judgment or award is entered in any such action or proceeding, such reasonable attorneys' fees and other costs and expenses may be made a part of such judgment or award.

     36. CONSENT TO JURISDICTION. Each Pledgor agrees that any legal action or proceeding by or against such Pledgor or with respect to or arising out of this Agreement, or any other Financing Document or Collateral Document may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for

                                                               EXECUTION VERSION
the Southern District of New York, as the Trustee may elect. By execution and delivery of the Agreement, each Pledgor accepts, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Pledgor irrevocably consents to the service of process out of any of the aforementioned courts in any manner permitted by law. Nothing herein shall affect the right of the Trustee to bring legal action or proceedings in any other competent jurisdiction, including judicial or non-judicial foreclosure. Each Pledgor further agrees that the aforesaid courts of the State of New York and of the United States of America shall have exclusive jurisdiction with respect to any claim or counterclaim of such Pledgor based upon the assertion that the rate of interest charged by the Noteholders on or under the First Mortgage Notes and/or the other Financing Documents is usurious. Each Pledgor hereby waives any right to stay or dismiss any action or proceeding under or in connection with any or all of the Facility, this Agreement or any other Financing Document or Collateral Document brought before the foregoing courts on the basis of forum non-conveniens.

     37. WAIVER OF JURY TRIAL. EACH PLEDGOR AND TRUSTEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP AMONG SUCH PLEDGOR AND TRUSTEE THAT IS BEING ESTABLISHED. EACH PLEDGOR AND TRUSTEE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. PLEDGOR AND TRUSTEE FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     38. CONSENT OF HARD ROCK STP AND HARD ROCK LICENSING. This Pledge is subject to and conditioned upon the Consent and Acknowledgement Agreement by and among Hard Rock Cafe International (STP), Inc., a New York corporation, Hard Rock Hotel Licensing, Inc., a Florida corporation, Premier, PFC, GAR, AA Capital and the Trustee of even date herewith.

     39. GAMING LAWS. This Agreement is subject to Gaming Laws (including without limitation the Mississippi Gaming Control Act Section 75-76-1 et seq., Mississippi Code of 1972 and the rules and regulations thereunder), and laws involving the sale, distribution and possession of alcoholic beverages (the "LIQUOR LAWS"). Without limiting the foregoing, each of the Trustee and the Noteholders acknowledge by its acceptance hereof that (i) it is subject to being called forward by any Gaming Authority and any Governmental Entity enforcing the Liquor Laws, in their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers under this Agreement and the other Financing Documents, including with respect to the entry into and ownership and operation of gaming facilities, and the possession or control of gaming equipment, alcoholic beverages or a gaming or liquor license, may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and Liquor Laws and only to the extent that required approvals (including prior approvals) are obtained from the requisite Governmental Entities.

                                                               EXECUTION VERSION

     40. SEVERAL OBLIGATIONS, NOT JOINT OR JOINT AND SEVERAL. Any and all obligations and liabilities hereunder of GAR, AA Capital Biloxi and AA Capital Equity are and shall be several, but not joint or joint and several.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                                               EXECUTION VERSION

     IN WITNESS WHEREOF, each of the undersigned has caused this Premier Entertainment Biloxi LLC Pledge and Security Agreement (Pledged Equity Interests) to be duly executed and delivered as of the day and year first above written.

                                PLEDGOR

                                GAR, LLC,
                                a Mississippi limited liability company


                                By:  /s/ David Scott Ross
                                     -------------------------------------------
                                     David Scott Ross


                                By:  /s/ Roy Anderson, III
                                     -------------------------------------------
                                     Roy Anderson, III


                                By:  /s/ Gregg R. Giuffria
                                     -------------------------------------------
                                     Gregg R. Giuffria

                                Being all of its Members


                                AA CAPITAL EQUITY FUND, L.P.,
                                a Delaware limited partnership

                                By: AA Private Equity Investors Management LLC, a Delaware limited liability company
                                Its: General Partner


                                     By: /s/ John A. Orecchio
                                        ----------------------------------------
                                        Name:  John A. Orecchio
                                              ----------------------------------
                                        Title: President
                                              ----------------------------------

                                                               EXECUTION VERSION

                                AA CAPITAL BILOXI CO-INVESTMENT
                                FUND, L.P., a Delaware limited partnership

                                By: AA Private Equity Investors Management LLC,
                                    a Delaware limited liability company
                                Its: General Partner


                                By: /s/ John A. Orecchio
                                   ---------------------------------------------
                                   Name:   John A. Orecchio
                                          --------------------------------------
                                   Title:  President
                                          --------------------------------------

                                PREMIER

                                PREMIER ENTERTAINMENT BILOXI LLC,
                                a Delaware limited liability company


                                By: /s/ Joseph Billhimer
                                   ---------------------------------------------
                                   Name:  Joseph Billhimer
                                          --------------------------------------
                                   Title:  President
                                          --------------------------------------

                                TRUSTEE

                                U.S. BANK NATIONAL ASSOCIATION,
                                a national banking association


                                By:  /s/ Frank Leslie
                                    --------------------------------------------
                                    Name:  Frank Leslie
                                          --------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                                               EXECUTION VERSION

                                    EXHIBIT A

                               OWNERSHIP STRUCTURE

                                                            NUMBER OF        PERCENTAGE
 TYPE OF SECURITIES                HOLDER                    SHARES           INTEREST
CLASS A COMMON STOCK      GAR, LLC                       100                  100%

CLASS B COMMON STOCK      AA CAPITAL EQUITY FUND, L.P.    70                   70%

CLASS A PREFERRED STOCK   AA CAPITAL EQUITY FUND, L.P.
                          AA CAPITAL BILOXI CO-           70                   70%

CLASS B COMMON STOCK      INVESTMENT FUND, L.P.
                          AA CAPITAL BILOXI CO-           30                   30%

CLASS A PREFERRED STOCK   INVESTMENT FUND, L.P.           30                   30%

                                    Exhibit A

                                                               EXECUTION VERSION

                                   EXHIBIT B-1

                                 OWNERSHIP POWER
                                   (GAR, LLC)

     FOR VALUE RECEIVED, GAR, LLC, a Mississippi limited liability company, hereby sells, assigns and transfers unto U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee, for the benefit of the Noteholders, all of its ownership interest(s) of PREMIER ENTERTAINMENT BILOXI LLC, a Delaware limited liability company, standing in its name on the books of PREMIER ENTERTAINMENT BILOXI LLC, a Delaware limited liability company, represented by the following certificate(s): ___________, and irrevocably appoints ___________________ as attorney to transfer the ownership interest(s) with full power of substitution in the premises.

DATED:                                 GAR, LLC,
      --------------------------       a Mississippi limited liability company

                                       By:
                                           -------------------------------------
                                           David Scott Ross


                                       By:
                                           -------------------------------------
                                           Roy Anderson, III


                                       By:
                                           -------------------------------------
                                           Gregg R. Giuffria


In the presence of:
--------------------------------

                                   Exhibit B-1

                                                               EXECUTION VERSION

                                   EXHIBIT B-2

                                 OWNERSHIP POWER
                         (AA CAPITAL EQUITY FUND, L.P.)

     FOR VALUE RECEIVED, AA CAPITAL EQUITY FUND, L.P., a Delaware limited partnership, hereby sells, assigns and transfers unto U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee, for the benefit of the Noteholders, all of its ownership interest(s) of PREMIER ENTERTAINMENT BILOXI LLC, a Delaware limited liability company, standing in its name on the books of PREMIER ENTERTAINMENT BILOXI LLC, a Delaware limited liability company, represented by the following certificate(s): ___________, and irrevocably appoints ___________________ as attorney to transfer the ownership interest(s) with full power of substitution in the premises.

DATED:                          AA CAPITAL EQUITY FUND, L.P.,
       ----------------------   a Delaware limited partnership

                                By: AA Private Equity Investors Management LLC, a Delaware limited liability company

                                Its: General Partner


                                ------------------------------------------
                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           -------------------------------


In the presence of:

-----------------------------

                                   Exhibit B-2

                                                               EXECUTION VERSION

                                   EXHIBIT B-3

                                 OWNERSHIP POWER
                  (AA CAPITAL BILOXI CO-INVESTMENT FUND, L.P.)

     FOR VALUE RECEIVED, AA CAPITAL BILOXI CO-INVESTMENT FUND, L.P., a Delaware limited partnership, hereby sells, assigns and transfers unto U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee, for the benefit of the Noteholders, all of its ownership interest(s) of PREMIER ENTERTAINMENT BILOXI LLC, a Delaware limited liability company, standing in its name on the books of PREMIER ENTERTAINMENT BILOXI LLC, a Delaware limited liability company, represented by the following certificate(s): ___________, and irrevocably appoints ___________________ as attorney to transfer the ownership interest(s) with full power of substitution in the premises.

DATED:                          AA CAPITAL BILOXI CO-INVESTMENT FUND,
      ----------------------    L.P., a Delaware limited partnership

                                By: AA Private Equity Investors Management LLC, a Delaware limited liability company

                                Its: General Partner


                                ------------------------------------------
                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


In the presence of:

--------------------------------------

                                   Exhibit B-3

                                                               EXECUTION VERSION

                                    EXHIBIT C

                          FORM OF AGREEMENT TO BE BOUND

This AGREEMENT TO BE BOUND is executed by [INSERT NAME OF TRANSFEREE] (the "TRANSFEREE").

Reference is made to that certain Pledge and Security Agreement (Pledged Equity Interests) dated as of January 23, 2004 between U.S. Bank National Association, a national banking association, as trustee under the Indenture (together with its successors and assigns from time to time under the Indenture, the "TRUSTEE"), AA Capital Equity Fund, L.P., a Delaware limited partnership ("AA CAPITAL EQUITY"); AA Capital Biloxi Co-Investment Fund, L.P., a Delaware limited partnership (collectively with AA Capital Equity, "AA CAPITAL") and GAR, LLC, a Mississippi limited liability company ("GAR") and Premier Entertainment Biloxi LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company ("PREMIER") (the "AGREEMENT"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

On ____________, 20__ (the "TRANSFER DATE"), [_______________] transferred to
Transferee [insert amount and description of interest transferred] of such Pledgor's limited liability company interest in Premier ("MEMBERSHIP INTERESTS").

          Therefore, and pursuant to Section 6.12 of the Agreement, such Pledgor hereby executed this AGREEMENT TO BE BOUND, WHEREBY Transferee acknowledges that, as of the Transfer Date, it has become a "Pledgor" under the Agreement. The Transferee also hereby agrees to assume all of the obligations of a "Pledgor" under the Agreement and be otherwise bound by all of the terms thereunder, including without limitation the provisions relating to assignment of its Membership Interest. The Transferee further agrees to execute all documents necessary to carry out the purpose of this AGREEMENT TO BE BOUND and to cooperate with the Trustee for the expeditious filing of any and all documents and the fulfillment of the terms of this AGREEMENT TO BE BOUND. The Transferee recognizes that a security interest has been granted in the Membership Interests to the Trustee, that such security interest shall be unaffected by transfer of the Membership Interest to the Transferee, and that the Transferee shall be bound by all covenants with respect thereto, set forth in the Agreement.

Executed on this ___ day of ______, 20__.

                                              [INSERT NAME OF TRANSFEREE],
                                              as Transferee


                                              ----------------------------------
                                              Name:
                                              Title:

                                    Exhibit C

                                                               EXECUTION VERSION